UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material under Exchange Act Rule 14a-12

Ramaco Resources, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a(i)(1) and 0-11

Vote Virtually at the Meeting* June 26, 2024 1:30 PM, ET Virtually at: www.virtualshareholdermeeting.com/METC2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! RAMACO RESOURCES, INC. 2024 Annual Meeting Vote by June 25, 2024 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # V49324-P10963 You invested in RAMACO RESOURCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 26, 2024. Get informed before you vote View the Notice & Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 12, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

RAMACO RESOURCES, INC. 2024 Annual Meeting Vote by June 25, 2024 11:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V49325-P10963 Voting Items Board Recommends 1. Election of Directors For Nominees: 01) Peter Leidel 02) C. Lynch Christian, III 03) Aurelia Skipwith Giacometto 2. To approve, on an advisory basis, the compensation paid by the Company to its named executive officers. For 3. Advisory vote on a shareholder proposal regarding simple majority voting, if properly presented. Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof.